UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 28, 2022, S&P Global Inc. (the “Company”) announced that John L. Berisford, a named executive officer of the Company, will be leaving the Company; it is anticipated that his employment will end in December 2022.

In connection with Mr. Berisford’s departure, on June 22, 2022, the Compensation and Leadership Development Committee of the Board of Directors of the Company agreed that he will receive, subject to his execution of a general release of claims against the Company, (i) an amount equal to two times his base salary and annual target bonus, a portion of which will be paid in installments over the one-year period following his departure and a portion of which will be payable in a lump sum following the one-year anniversary of his departure, (ii) accelerated vesting of any equity awards granted to him prior to March 1, 2022 (other than his “Founders Grant”, as described in the Company’s 2022 proxy statement, which will be forfeited), (iii) prorated service vesting of any equity awards granted to him on March 1, 2022 (subject to any remaining performance vesting), (iv) one year of medical, dental, vision and life insurance benefits continuation, following which he will receive a $65,000 payment for purposes of obtaining such benefits independently and (v) a cash retainer equal to $2,000,000, payable in equal monthly installments over the two-year period following his departure, subject to his (x) providing transition services to the Company (including remaining on the board of directors of CRISIL for a transition period) and (y) execution of additional non-competition restrictions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

Dated: June 28, 2022

	By:	/s/ Alma Rosa Montanez
		Name:	Alma Rosa Montanez
		Title:	Assistant Corporate Secretary & Chief Corporate Counsel